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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15D OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) December 15, 2005
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                          WILMINGTON TRUST CORPORATION
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             (Exact name of registrant as specified in its charter)


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
                   Delaware                                1-14659                          51-0328154
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(State or other jurisdiction of incorporation)     (Commission File Number)    (IRS Employer Identification Number)
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         Wilmington Trust Corporation
              Rodney Square North
           1100 North Market Street
             Wilmington, Delaware                                   19890
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     (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (302) 651-1000
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         (Former names or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The Corporation's form of stock option agreement is attached hereto as Exhibit 10.65.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 15, 2005, Wilmington Trust Corporation's Board of Directors elected Susan Whiting as a member of the Board's Class of 2008. Ms. Whiting serves as President and Chief Executive Officer of Nielsen Media Research, Inc., as well as Executive Vice President of VNU Media Measurement & Information. Nielsen Media Research provides television audience measurement and related services. Both Nielsen Media Research and VNU Media Measurement & Information are divisions of VNU NV. VNU NV is a media and information company whose core activities include marketing and media measurement information, business information, and disclosures.

Ms. Whiting has more than 27 years of management, marketing, information systems, and business development experience. Since 2000, she has been responsible for the sales and marketing of national services for broadcast and cable networks, advertising agencies, syndicators, and local cable system customers.

Ms. Whiting is a member of the Board of Nielsen NetRatings, and a member of the Boards of Trustees of Chicago's Peggy Notebaert Nature Museum and Denison University. She is past president of the Connecticut Women's Forum, a former Board member of the Advertising Research Foundation, and former President of the New York Radio and TV Research Council. She is a cum laude graduate of Denison University, with a Bachelor of Arts degree in Economics.

As previously disclosed in our proxy statement, Wilmington Trust's directors receive an annual retainer of $20,000 and $2,000 for each Board meeting and $1,200 for each committee meeting they attend.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           WILMINGTON TRUST CORPORATION




Dated:  December 19, 2005                  By:  /s/ Ted T. Cecala
                                                --------------------------------
                                                Name:  Ted T. Cecala,
                                                Title: Chairman of the Board and
                                                       Chief Executive Officer



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